Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Change Healthcare Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil E. de Crescenzo, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of the Company, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 4, 2020	By:	/s/ Neil E. de Crescenzo
	Name:	Neil E. de Crescenzo
	Title:	President and Chief Executive Officer of Change Healthcare Inc.